Exhibit 99.1

AGM Presentation

April 8, 2004

Safe Harbor Provisions

Statements contained in this presentation that are forward-looking statements, such as statements containing terms such as can, may, will, believe, expect, plan, and similar terms, are subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe-harbor" provisions of the private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in AirGate's forward-looking statements. A more extensive discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports filed with the Securities and Exchange Commission (“SEC”), especially in the "risk factors" sections of AirGate's registration statement on form S-4 relating to the public exchange offering that is a part of the debt restructuring, and the proxy statement for the special meeting of shareowners held on February 12, 2004. Investors and analysts should not place undue reliance on forward-looking statements.  This presentation also contains certain non-
GAAP financial measures.  A reconciliation from GAAP results to non-GAAP financial measures presented herein is provided in the previously mentioned filings with the SEC, all of which are available on our website,
www.airgatepcsa.com.

North Carolina
Greenville-Spartanburg
Anderson
Columbia
Florence
Myrtle Beach
Wilmington
South Carolina
Georgia

AirGate PCS

One of four Sprint PCS affiliates with
public equity

7.4 million total POPs

6.1 million covered POPs

359,898 subscribers

Sprint local exchange carrier presence
in 30% of southeastern territory

Contiguous to Sprint PCS major
markets

Atlanta

Charlotte

Raleigh

Attractive demographics

Source: Data per Paul Kagan’s Wireless Telecom Atlas & Databook, 2002, as reported per individual BTA.

Population Density

Median Household Income

Interstate Traffic Density

Note

1.

Data as of 12/31/03.

$39,202

$39,009

$35,848

$33,623

$30,000

$31,000

$32,000

$33,000

$34,000

$35,000

$36,000

$37,000

$38,000

$39,000

$40,000

Sprint

Total U.S.

Sprint

Affiliates

AirGate

118

97

82

82

0

20

40

60

80

100

120

140

Sprint

Affiliates

AirGate

Sprint

Total U.S.

32,613

31,521

27,544

26,278

0

5,000

10,000

15,000

20,000

25,000

30,000

35,000

Sprint

Total U.S.

Sprint

Affiliates

AirGate

AirGate PCS Overview(1)

Recent Development Highlights

Recapitalization plan was completed on February 20, 2004

Eliminated over $100 million of high yield debt

Reduced leverage ratio

$257.5 million in cumulative principal and interest savings
through 2009

Positive impact to cash flow from improved operations

Improved cash flow from operations resulting in an increase
from less than $1 million to $60 million cash balance from
same period prior year

Financial flexibility to execute business plan

Four-Phase Strategy

Note

1.

EBITDA includes expenses related to the exchange offer.

Maximize Our Value Potential

Address capital
structure

Address key
operating issues
controlled by 3rd parties

Pursue accelerated
growth

Phase 1

Phase 2

Phase 3

Phase 4

Address key
operating issues
controlled by AirGate

EBITDA

2004

2002

2003

($4.1)

$2.3

$15.1

$14.1

$15.3

$11.8

($10)

($5)

$0

$5

$10

$15

$20

Q4

Q1

Q2

Q3

Q4

Q1

(1)

($ In Millions)

Completed

Completed

Work In Progress

Work In Progress

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$15.2
$18.5
$4.2
$4.9
$0.9
$20.9
$30.8
$54.1
$60.0
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
Cash

AirGate PCS

Strong Cash Management

Improving Cash Flow Through Cost Control

Improved Credit Statistics

Notes

1.

Includes $5.3 million in expenses excluded under credit facility covenants.

2.

Includes $6.3 million in expenses excluded under credit facility covenants.

3.

Includes $1.1 million in expenses excluded under credit facility covenants.

Strong Balance Sheet with Reduced Leverage

(1)

(2)

(3)

LTM

12/31/2003

2004E

2005E

Total Revenues……………………………..…………

$330,983

$333,157

$348,041

EBITDA…………………………………………………

56,316

47,751

60,979

Capital Expenditures…………………………………..

11,996

15,500

15,000

EBITDA Less Capital Expenditures…..……………..

$44,320

$32,251

$45,979

Total Debt……………………………………………….

$300,969

$291,200

$270,000

Cash…………………………………………………….

46,043

45,012

48,218

Net Debt……………………………………...…………

254,926

246,188

221,782

Cash Interest Expense…………………………..……

22,720

22,606

21,682

Credit Statistics:

Total Debt/EBITDA…………………………………….

5.3x

6.1x

4.4x

Net Debt/EBITDA………………………………….…..

4.5x

5.2x

3.6x

EBITDA/Cash Interest Expense…………..…………

2.5x

2.1x

2.8x

(EBITDA-Capex)/Cash Interest Expense………..…

2.0x

1.4x

2.1x

For the Fiscal Years Ended September 30,	
	2004	2005
Projected:		
Income (loss) from continuing operations	(27,302)	(4,700)
Income tax	800	-
Interest expense	[illegible]	16,030
Interest income	[illegible]	[illegible]
Depreciation and amortization of property and equipment	50,085	48,016
Projected EBITDA	47,751	[illegible]

Reconciliation of Non-GAAP Financial
Measures; EBITDA

Additional information regarding our projected results for fiscal 2004 and 2005 can be found in our Form S-4 filed on January 14, 2004 and such information should be read in conjunction with your review of the information set forth above.

The reconciliation of projected EBITDA to our projected loss from continued operations, as determined in accordance with GAAP for the same periods, is as follows (dollars in thousands):

We have included below a presentation of the GAAP financial measure most directly comparable to EBITDA, which is our projected loss from continuing operations, as well as a reconciliation of projected EBITDA to loss from continuing operations.  EBITDA is a supplement to GAAP financial information and should not be considered an alternative to, or more meaningful than, net income (loss), loss from continuing operations, cash flow or operating income (loss) as determined in accordance with GAAP.  EBITDA has distinct limitations as compared to GAAP information such as net income (loss), loss from continuing operations, cash flow or operating income (loss).  By excluding interest and income taxes, for example, it may not be apparent that both represent a reduction in cash available to the Company.  Likewise, depreciation and amortization, while non-cash items, represent generally the decreases in the value of assets that produce revenue for the Company.

Earnings before interest, taxes, depreciation and amortization, or “EBITDA”, is a performance metric we use and which is used by other companies.
Management believes that EBITDA is a useful adjunct to loss from continuing operations and other measurements under GAAP because it is a meaningful measure of a company’s performance, as interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness, capital purchasing practices and interest rates.  EBITDA also assists management in evaluating operating performance and is sometimes used to evaluate performance for executive compensation.

We use certain operating and financial measures that are not calculated in accordance with accounting principles generally accepted in the United
States of America, or GAAP.  A non-GAAP financial measure is defined as a numerical measure of a company’s financial performance that (i)
excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the comparable measure calculated and presented in accordance with GAAP in the statement of income or statement of cash flows; or (ii) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the comparable measure so calculated and presented.

Future Growth Strategy

Execute on business plan and accelerate phase of our growth
strategy

Continue to drive scale through higher net adds

Reduce churn

Expand network coverage to profitable target markets

Offer targeted market programs and optimize our product distribution

Expand additional revenue opportunities by diversifying our products and services

We Believe Future Growth And Operational Improvements Could
Result In Additional Significant Improvement In Our EBITDA Margin

8